                                                                    EXHIBIT 99.1

                                                               CUSIP 912 325 AA5

                             LETTER OF TRANSMITTAL
                              WITH RESPECT TO THE
                 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2001
                                       OF

                          U.S. OFFICE PRODUCTS COMPANY

        PURSUANT TO THE OFFERING CIRCULAR/PROSPECTUS DATED APRIL , 1998
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
              NEW YORK CITY TIME, ON MAY   , 1998, UNLESS EXTENDED

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       STATE STREET BANK & TRUST COMPANY

           BY MAIL:                   BY OVERNIGHT COURIER:                  BY HAND:
  Corporate Trust Department       Corporate Trust Department       Corporate Trust Department
  2 International Place, 4th       2 International Place, 4th       2 International Place, 4th
             Floor                            Floor                            Floor
       Boston, MA 02110                 Boston, MA 02110                 Boston, MA 02110
   Attention: Kellie Mullen         Attention: Kellie Mullen         Attention: Kellie Mullen

                                 BY FACSIMILE:
                                 (617) 664-5290

                            Attention: Kellie Mullen

                          FACSIMILE CONFIRMATION ONLY:

                                 (617) 664-5587

                            Attention: Kellie Mullen

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal should be used only to tender the Notes for exchange pursuant to the Exchange Offer as described in the Offering Circular/Prospectus of U.S. Office Products Company, dated April , 1998 (as the same may be amended or supplemented from time to time, the "Offering Circular/ Prospectus"). This Letter of Transmittal may also be used to tender in the Equity Self-Tender (as defined in the Offering Circular/Prospectus) shares received upon exchange of Notes.

    This Letter of Transmittal is to be used (i) if Notes are to be physically delivered to the Exchange Agent, or (ii) if delivery of Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular/Prospectus under the caption "The Terms of the Exchange Offer--Procedures for Tender of Notes for Exchange--Book-Entry Delivery Procedures."

    Holders that are tendering Notes by book-entry transfer to the Exchange Agent's account at DTC can execute the tender for exchange through the DTC
          Program (the "DTC Program"), for which
the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

    DELIVERY OF DOCUMENTS TO DTC, THE COMPANY OR THE DEALER MANAGER DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL NOTES BEING TENDERED PURSUANT TO THE EXCHANGE OFFER BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTING OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    Holders who wish to tender their Notes pursuant to the Exchange Offer must complete the box below entitled "Method of Delivery" and complete columns (1) through (3) in the box herein entitled "Description of Notes Being Tendered for Exchange" and sign in the appropriate box below.

    Only registered Holders of Notes may validly tender their Notes pursuant to the Exchange Offer.

    All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offering Circular/Prospectus.

------------------------------------------------------------------------------------------------------------------------------
    METHOD OF DELIVERY

    / /       CHECK HERE IF NOTES TENDERED FOR EXCHANGE ARE ENCLOSED HEREWITH.

    / /       CHECK HERE IF NOTES TENDERED FOR EXCHANGE ARE BEING DELIVERED BY
              BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT
              WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:

    / /       NAME OF INSTITUTION TENDERING FOR EXCHANGE:

              NAME OF BOOK-ENTRY TRANSFER FACILITY:
              / / THE DEPOSITORY TRUST COMPANY
              ACCOUNT NUMBER:   VOI NUMBER:
------------------------------------------------------------------------------------------------------------------------------

                                       DESCRIPTION OF NOTES BEING TENDERED FOR EXCHANGE
------------------------------------------------------------------------------------------------------------------------------


       NAME(S) AND ADDRESS(ES) OF HOLDER(S)
            (PLEASE FILL IN, IF BLANK,                                  NOTES BEING TENDERED FOR EXCHANGE
      EXACTLY AS NAME(S) APPEAR(S) ON NOTES)                        (ATTACH ADDITIONAL SCHEDULE, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------

                       (1)                                          (2)                                   (3)
------------------------------------------------------------------------------------------------------------------------------

                                                                                               PRINCIPAL AMOUNT OF NOTES
                                                            SECURITY NUMBER(S)*                 TENDERED FOR EXCHANGE**
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------

* Need not be completed by Holders tendering for exchange by book-entry transfer.

** Unless otherwise specified, the entire aggregate principal amount represented by the Notes described above will be deemed to be tendered for exchange.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    By execution hereof, the undersigned hereby acknowledges receipt of the Offering Circular/Prospectus dated April , 1998 (as the same may be amended or supplemented from time to time, the "Offering Circular/Prospectus") and the
Tender Offer Statement dated            , 1998 (the "Tender Offer Statement") of
U.S. Office Products Company (the "Company") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal," which with the Offering Circular/Prospectus constitutes the "Exchange Offer" ) relating to the Company's offer to exchange shares of its common stock, par value $.001 per share (the "Common Stock") for its outstanding 5 1/2% Convertible Subordinated Notes due February 1, 2001 (the "Notes") at a temporarily reduced conversion price (the "Exchange Offer") upon the terms and subject to the conditions set forth in the Exchange Offer.

    Upon the terms and subject to the conditions of the Exchange Offer as set forth in the Offering Circular/Prospectus, the undersigned hereby tenders to the Company the Notes for exchange.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver such Notes for exchange pursuant to the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender for exchange the Notes tendered hereby. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender of the Notes for exchange pursuant to the terms and conditions of the Exchange Offer.

    The undersigned understands that tendering of Notes pursuant to any of the procedures described in the Offering Circular/Prospectus under the caption "The Terms of the Exchange Offer--Procedures for Tender of Notes for Exchange" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Notes for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and tender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including the time of receipt) and exchange of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein in the box entitled "Special Exchange Instructions," please issue the shares of Common Stock issuable upon exchange of the tendered Notes and return any certificates for Notes not tendered for exchange and any payment for cash in lieu of fractional shares, payment of accrued interest and payment for any shares accepted in the Equity Self-Tender in the name of the registered holder(s) appearing above under "Description of Notes being Tendered for Conversion." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the shares of Common Stock, together with any certificates for Notes not tendered for exchange and any payment for cash in lieu of fractional shares, payment of accrued interest and payment for any shares accepted in the Equity Self-Tender (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Notes Being Tendered." If both the "Special Exchange Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Notes and return any certificates for Notes not tendered for exchange and any payment for cash in lieu of fractional shares, payment of accrued interest and payment for any shares accepted in the Equity Self-Tender in the name(s) of, and mail any such certificates to, the person(s) at the address(es) so indicated.

--------------------------------------------------------------------------------

                         SPECIAL EXCHANGE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 2, 4, 5 AND 6)

  To be completed ONLY if certificates for Notes in a principal amount not tendered for exchange and/ or certificates for Common Stock issuable upon exchange and/or payment of cash in lieu of fractional shares, payment of accrued interest and payment for any shares accepted in the Equity Self-Tender are to be issued in the name of someone other than the undersigned, or if Notes are to be returned by credit to an account maintained by DTC.

  Issue certificates for Common Stock and/or Notes to:

  Name: ______________________________________________________________________
                                 (Please print)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                      Zip Code

  ____________________________________________________________________________

                        (Taxpayer Identification Number)
                          REQUIRES SIGNATURE GUARANTEE

  Credit Notes or Common Stock with respect to Notes surrendered by book-entry transfer to:

      / / The Depository Trust Company
      account set forth below:

  ____________________________________________________________________________
                                (account number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 2, 4, 5 AND 6)

      To be completed ONLY if certificates for Notes in a principal amount not tendered for exchange and/or the certificates for Common Stock issuable upon exchange and/or payment of cash in lieu of fractional shares, payment of accrued interest and payment for any shares accepted in the Equity Self-Tender are to be sent to someone other than the undersigned at an address other than that shown above.

  Deliver certificates for Common Stock and/or Notes to:

  Name: ______________________________________________________________________
                                 (Please print)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                      Zip Code

  ____________________________________________________________________________
                        (Taxpayer Identification Number)
                          REQUIRES SIGNATURE GUARANTEE

--------------------------------------------------------------------------------

                     TENDER OF SHARES IN EQUITY SELF-TENDER

    To be completed only if shares issuable upon exchange of Notes are to be tendered in the Equity Self-Tender.

    If you wish to tender all or some of the shares of Common Stock that are issuable upon exchange of Notes in the Equity Self-Tender, please check the appropriate box and, if appropriate, indicate the number of shares you wish to tender in the Equity Self-Tender.

    / /  Tender all shares issuable upon exchange of Notes in the Equity
       Self-Tender

    / / Tender the following number of shares issuable upon exchange of Notes in the Equity Self-Tender. (If amount indicated exceeds the number of shares issuable, all shares issuable will be tendered.)

        Number of shares: ____________________________________

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

    This section will be applicable ONLY if less than 100 shares are issuable upon exchange and the Holder of Notes does not own beneficially other shares so that the total number of shares beneficially owned is 100 shares or more.

    The undersigned either (check one box):

    / /  was the beneficial owner as of the close of business on April   , 1998,
       and will continue to be the beneficial owner until the Expiration Date of the Equity Self-Tender, of an aggregate of fewer than 100 shares (including all shares issuable upon exchange pursuant to the Exchange Offer), all of which are being tendered, or

    / / is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on April
         , 1998, and will continue to own beneficially until the Expiration Date (including all shares issuable upon exchange pursuant to the Exchange Offer), an aggregate of fewer than 100 shares, and is tendering all of such shares, and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 10)

/ /  CHECK HERE IF TENDER OF SHARES IN THE EQUITY SELF-TENDER IS CONDITIONED ON
    THE COMPANY PURCHASING ALL OR A MINIMUM NUMBER OF THE TENDERED SHARES, AND COMPLETE THE FOLLOWING:

        Minimum Number of shares to be sold:
    ----------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                    (TO BE COMPLETED BY ALL HOLDERS OF NOTES
                  TENDERING FOR EXCHANGE REGARDLESS OF WHETHER
                 NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

  Dated: __________________, 1998
      Must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for the Notes or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4 herein.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 4 BELOW)

  ____________________________________________________________________________
       (NAME OF MEDALLION SIGNATURE GUARANTOR GUARANTEEING SIGNATURE(S))

   __________________________________________________________________________
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NO. (INCLUDING AREA CODE) OF
                                     FIRM)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Dated: __________________, 1998
  ----------------------------------------------

                                  INSTRUCTIONS

    Forming Part of the Terms and Conditions of the Exchange Offer

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offering Circular/Prospectus) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this Letter of Transmittal, shall include DTC) of the Notes tendered herewith and neither the "Special Exchange Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution (as defined in the Offering Circular/ Prospectus). See Instruction 4 herein.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND NOTES. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such Holders; or (ii) tender of Notes for exchange is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Terms of the Exchange Offer--Procedures for Tender of Notes--Tender of Notes Held Through DTC" in the Offering Circular/Prospectus. All physically delivered Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, as applicable. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THROUGH DTC AND ANY ACCEPTANCE OR AGENTS MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

    No alternative, conditional or contingent tenders of Notes for exchange will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for exchange.

    If Holders wish to exchange less than the entire principal amount evidenced by any Note submitted, such Holders must fill in the principal amount that is to be exchanged in the column entitled "Principal Amount of Notes Tendered for Exchange," but only in integral multiples of $1,000. In the case of a partial exchange of Notes, as soon as practicable after the exchange, new certificates for the remainder of the Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Notes delivered to the Exchange Agent will be deemed to have been surrendered for exchange, unless otherwise indicated. (This paragraph does not apply to tendered by book-entry transfer.)

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of Notes for exchange that are not in proper form or the acceptance of which would, in the opinion of the Company or counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities of a tender for exchange as to particular Notes. The Company's interpretation of the terms of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Tenders of Notes for exchange will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    None of the Company, the Exchange Agent, the Information Agent, the Dealer Manager, the Trustee or any other person shall be obligated to give notification of defects or irregularities in any tender or delivery or shall incur any liability for failure to give any such notification.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Notes Being Tendered for Exchange" is inadequate, the certificate numbers of the Notes and the principal amount of Notes surrendered should be listed on a separate schedule and attached hereto.

    4. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the Notes without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

    If any Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any Notes tendered hereby are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Notes.

    If this Letter of Transmittal is signed by the registered Holder of Notes tendered for exchange hereby, no endorsements of such Notes or separate bond powers are required, unless Common Stock or Notes not tendered for exchange are to be issued in the name of a person other than the registered Holder(s), in which case the Notes tendered for exchange hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes. Signatures on such Notes and bond powers must be guaranteed by a Medallion Signature Guarantor. See Instruction 1 herein.

    If this Letter of Transmittal or any Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

    5. TRANSFER TAXES. Except as set forth in this Instruction 5, the Company will pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the Exchange Offer. If, however, Notes for principal amounts not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. The Company shall not be required to issue or deliver any certificates for Common Stock unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    6. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If Common Stock issued upon exchange of any Notes is to be issued, or if Notes not tendered or not accepted for exchange are to be issued, or if payment of cash in lieu of fractional shares or of accrued interest is to be made in the name of a person other than the person(s) signing this Letter of Transmittal, or if certificates for such Common Stock or any such Note or payment of cash in lieu of fractional shares or of accrued interest are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Notes Being Tendered for Exchange," the appropriate boxes in this Letter of Transmittal must be completed. If no such instruction is given, the certificates for the Common Stock and/or Notes not tendered, will be sent to the person signing this Letter of Transmittal. Common Stock with respect to Notes tendered by book-entry transfer and Notes not tendered for exchange will be delivered by crediting the account at DTC designated above as the account from which such Notes were delivered.

    7. CONFLICTS. In the event of any conflict between the terms of the Offering Circular/Prospectus and the terms of this Letter of Transmittal, the terms of the Offering Circular/Prospectus will control.

    8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a Holder desires to tender Notes for exchange pursuant to the Exchange Offer, but any such Note has been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Note, arranging for indemnification or any other matter that requires handling by the Trustee:

      State Street Bank and Trust Company
      Two International Place
      Fourth Floor
      Boston, MA 02110
      Attn: Corporate Trust Department--Kellie Mullen
      (800) 531-0368

    9. ODD LOTS. As described in the Offer to Purchase for the Equity Self-Tender, if the Company is to purchase fewer than all shares tendered before the Expiration Date of the Equity Self-Tender and not withdrawn, the shares purchased first will under certain circumstances consist of all shares tendered by any shareholder who owned of record or owned beneficially (including shares issuable upon exchange pursuant to the Exchange Offer), as of the close of
business on April   , 1998, an aggregate of fewer than 100 shares, and who
tenders all of his shares (an "Odd Lot Owner"). This preference will not be available unless the box captioned "Odd Lots" is completed.

    10. CONDITIONAL TENDERS. As described in the Offer to Purchase for the Equity Self-Tender, share-holders may condition their tenders in the Equity Self-Tender on all or a minimum number of their tendered shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all shares tendered before the Expiration Date of the Equity Self-Tender and not withdrawn, any shares tendered pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are all the shares held by the person tendering and the Conditionally Tendered Shares are subsequently selected by lot for purchase pursuant to the provision for purchase of Odd Lots in the Offer to Purchase for the Equity Self-Tender. All tendered shares shall be deemed unconditionally tendered unless the Conditional Tender section is completed. The Conditional Tender alternative is made available so that shareholders may assure that any gain that they realize will be capital gain rather than ordinary income for federal income tax purposes. Odd Lot shares, in order to be eligible for preferential treatment, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of shares, and each shareholder is urged to consult his or her own tax advisor.

    11. TAXPAYER IDENTIFICATION NUMBER. Each Holder tendering Notes for exchange is required to provide the Depository with the Holder's correct taxpayer identification number ("TIN"), generally, the Holder's Social Security or Federal Employer Identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular/Prospectus and the related Letter of Transmittal, may be directed to the Information Agent, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, (800) 322-2885, or collect (212) 929-5500. A Holder may also contact the Dealer Manager at its telephone number set forth on the back cover page of this Letter of Transmittal or such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, an owner of Notes who receives cash in lieu of fractional shares in connection with the Exchange Offer is required to provide the Exchange Agent (as payor) with such owner's current TIN on Substitute Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the owner or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any consideration paid to such owner or other payee in lieu of fractional shares may be subject to 31% backup withholding tax.

    Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any consideration paid to the owner or other payee in lieu of fractional shares. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on any consideration paid to an owner or other payee in lieu of fractional shares, the owner is required to notify the Exchange Agent of the owner's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATION DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF NOTES (INCLUDING HOLDERS OF NOTES WHO DO NOT TENDER THEIR NOTES) ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF THE NOTES INTO COMMON STOCK PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL INFORMATION, SEE "U.S. FEDERAL INCOME TAX CONSIDERATIONS" IN THE STATEMENT.

----------------------------------------------------------------------------------------
                  PAYER'S NAME: [                                    ]
----------------------------------------------------------------------------------------
SUBSTITUTE                  Part 1 -- PLEASE PROVIDE YOUR     Social Security Number or
FORM W-9                    TIN IN THE BOX AT RIGHT AND        Employer Identification
DEPARTMENT OF THE TREASURY  CERTIFY BY SIGNING AND DATING              Number
INTERNAL REVENUE SERVICE    BELOW
                            -------------------------------------------------------------
                            Part 2 -- Certification-Under penalties of perjury, I certify that:
                            (1) The number shown on this form is my correct taxpayer
                            identification number (or I am waiting for a number to be
                                issued to me) and
                            (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
PAYER'S REQUEST FOR             notified by the Internal Revenue Service (IRS) that I am
TAXPAYER IDENTIFICATION
NUMBER "TIN"
                                subject to backup withholding as a result of a failure to
                                report all interest or dividends, or (c) the IRS has
                                notified me that I am no longer subject to backup
                                withholding.

                            CERTIFICATION INSTRUCTIONS -- You must cross out Item (2)
                            above if you have been notified by the IRS that you are
                            currently subject to backup withholding because of under
                            reporting interest or dividends on your tax return.
                            -------------------------------------------------------------
                            SIGNATURE:                      Part 3
                                                            Awaiting TIN  / /
                            DATE:
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31

      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF

      TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature
 --------------------------------------------------------------
 Date
 -----------------------------------------------------------------

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5000
                                       or
                                 (800) 322-2885

                 THE DEALER MANAGER FOR THE EXCHANGE OFFER IS:

                         BANCAMERICA ROBERTSON STEPHENS
                             555 California Street
                                   Suite 2600
                            San Francisco, CA 94104
                                 (800) 234-2663
                                Attn: Dan White